UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2025 (April 3, 2025)

NATIONAL HEALTHCARE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-13489 (Commission File Number)	52-2057472 (I.R.S. Employer Identification No.)
100 E. Vine Street Murfreesboro, Tennessee (Address of Principal Executive Offices)		37130 (Zip Code)

Registrant’s telephone number, including area code: (615) 890-2020

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	NHC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1988 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial standards pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01.         Change in Registrant’s Certifying Accountant

On April 3, 2025, National Healthcare Corporation (the “Company”), at the direction of the Audit Committee of the Board of Directors of the Company (the “Audit Committee”), approved the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s new independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2025 and the dismissal of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm, in each case, effective as of April 3, 2025. The engagement of Deloitte is subject to the completion of Deloitte’s standard client acceptance procedures and execution of an engagement letter.

During the Company’s two most recent fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through April 3, 2025, neither the Company nor anyone acting on its behalf consulted with Deloitte regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (b) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (“Regulation S-K”) and the related instructions thereto) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto).

The Company notified EY on April 3, 2025, that it would be dismissed as the Company’s independent registered public accounting firm, effective as of April 3, 2025. EY’s reports on the Company’s financial statements for the fiscal years ended December 31, 2024, and 2023 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through April 3, 2025, there were (i) no “disagreements” within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements of the Company for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.

The Company has provided EY with a copy of the disclosures under this Item 4.01 and has requested that EY furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this Item 4.01 and, if not, stating the respects in which it does not agree. EY’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 9.01.         FINANCIAL STATEMENTS AND EXHIBITS.

(d)         Exhibits.          The following material is filed as an exhibit to this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
16.1	Letter to Securities and Exchange Commission from Ernst & Young LLP dated April 8, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:         April 8, 2025

NATIONAL HEALTHCARE CORPORATION

By:	/s/	Brian F. Kidd
Name: Title:	Brian F. Kidd Senior VP/Chief Financial Officer